UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 22, 2003

                                TRSG Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


          8726W 10 8                         87-045382
          -----------                        ---------
         (CUSIP Number)            (IRS Employer Identification Number)

                                            c/o Sara Wetzel, President
              2121 W. Army Trail Road, Suite 105, Addison, IL 60101
                    (Address of principal executive offices)

                                 (630) 705-1696
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [ X]     Preliminary Information Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2)
         [  ]     Definitive Information Statement








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                               -------------------
                                TRSG Corporation
                (Name of Registrant as Specified in its Charter)
                              --------------------
Payment of Filing Fee (Check the appropriate box):

         [X ]     No fee required.
         [  ]     Fee computed on table below per Exchange Act Rules 14(c)-5(g)
                  and 0-11.
                  1) Title of each class of securities to which transaction
                     applies:
                  2) Aggregate number of securities to which transaction
                     applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid:

         [  ]     Fee paid previously with preliminary materials.
         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

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                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                          to be taken on April 21, 2003

To the Stockholders of TRSG Corporation ("TRSG" and/or the "Company"):

Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of TRSG Corporation (the "Company"), the Company intends to Amend its Articles of Incorporation to change the name of the Company to "Worldwide Holdings, Corp." and to file such amendment with the State of Delaware. The change will be effective on final effectiveness of this filing and is expected to be on or about May 26, 2003.

The Company further proposes that it conduct a 1 for 25,000 reverse-split of its common stock, such that every current shareholder of the Company's common stock shall be issued one share of the Company's common stock in exchange for every 25,000 shares of the Company's common voting stock held as of the record date May 25, 2003. Fractional shares being rounded up to the next whole share. The number of authorized shares would remain unchanged. Only shareholders of record at the close of business on May 25, 2003 will participate in the reverse split as set forth in this Paragraph.

Only stockholders of record at the close of business on April 22, 2003 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.





                       By Order of the Board of Directors


                                 /s/ Sara Wetzel
                              --------------------
                             Sara Wetzel, President













                                        3





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This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.


                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of TRSG Corporation, a Delaware Corporation ("TRSG") in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of TRSG providing for an amendment to TRSG's Articles of Incorporation to change the name of the Company to "Worldwide Holdings, Corp." and to approve a reverse split of the common stock on a one (1) for twenty five thousand (25,000) for all shareholders of record on May 25, 2003. This action is being taken to facilitate and reflect the business operations of the Company.

                        DISSENTEER'S RIGHTS OF APPRAISAL

The Delaware Revised Statutes ("the Delaware Law") do not provide for dissenter's rights of appraisal in connection with the name change or the reverse-split of the common shares of the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on April 22, 2003 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, the Company had outstanding 194,610,231 shares of $0.001 par value common stock. The Company's officers, directors and principal shareholders own or control in the aggregate greater than 50% of the issued and outstanding shares of Common Stock on the Record Date, these persons have signed a consent to the taking of this action. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

          SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE
                              PERCENT STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's common stock, (no shares of preferred stock are outstanding) as of April 22, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common stock; (ii) each of the Company's named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a group:

                                                      "TABLE"

Title of Class    Name and Address of Beneficial     Amount and Nature of         Percent of Class
                        Owner                                    Beneficial Ownership


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Common Stock    Mark Schoppe                                           146,307,660                        75.2%
                       Highland Real Estate
                       569 W. Galena Blvd.
                       Aurora, IL   60506

                                            VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware corporation laws provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholders of TRSG owning a majority in excess of 50% of TRSG's issued and outstanding common stock, have executed and approved the Shareholders' Consent Letter authorizing the change of the Company's name to "Worldwide Holdings, Corp". and the reverse split of the Company' shares on a 1 for 25,000 basis with fractional shares being rounded up to the next whole share, and the authorized shares remaining unchanged. (see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment. The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common stock outstanding on April 22, 2003, the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to TRSG's Articles of Incorporation and the proposed reverse split of the Company's common shares.


                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to TRSG's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                                              ADDITIONAL INFORMATION

Additional information concerning TRSG , including its annual and quarterly reports on Forms 10-KSB statement, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov. and is incorporated herein by reference.

Dated: April 22, 2003



                         By Order of the Board of Directors



                                     /s/ Sara Wetzel
                       -----------------------
                       Sara Wetzel, President






















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                                    Exhibit A


                             SHAREHOLDER CONSENT TO
                           ACTION WITHOUT A MEETING OF
                                TRSG CORPORATION




Pursuant to Section 228 of the Delaware corporation laws, the undersigned, representing in excess of fifty percent (50%) of the current shareholders of TRSG Corporation (the "Company") as of April 21, 2003, hereby unanimously consent to and authorize the following action to be effective at such date as shall be determined by the Board of Directors of TRSG.;

WHEREAS, the Board of Directors has determined it to be in the best interest of the corporation to effect a one (1) for twenty five thousand (25,000) reverse-split of the company's outstanding common shares, with fractional shares being rounded up to the next whole share, and with no change in the authorized shares of the corporation; and

WHEREAS, the Board of Directors has determined it to be in the best interest of the corporation to effect to an Amendment to its Articles of Incorporation to change the name of the Company to "Worldwide Holdings, Corp." and to file such amendment with the State of Delaware.

WHEREAS, the undersigned shareholder is in agreement with the proposal to effect such a reverse-split of the corporation's outstanding shares and to change the name of the Company to "Worldwide Holdings, Corp."; and

WHEREAS, it is the desire of the undersigned shareholder that the reverse-split and name change be carried out as quickly as possible.

NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the effecting, by the Board of Directors of the Corporation, of a one (1) for twenty five thousand (25,000) reverse-split of the company's outstanding common shares, with fractional shares being rounded up to the next whole share, and with no change in the authorized shares of the corporation, as described above; and

FURTHER RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the effecting, by the Board of Directors of the Corporation, of a name change of the company from TRSG Corporation to "Worldwide Holdings, Inc." and to file an Amendment to the Articles of Incorporation with the State of Delaware to effectuate same.

FURTHER RESOLVED, that the undersigned shareholder consents to all necessary actions of the Board of Directors of the Company necessary to effectuate the intent of this Resolution and that, under the direction of the Board of Directors, the appropriate officers of the Company are authorized, empowered and directed, in the name of and on behalf of the Shareholder, to execute and deliver all such documents, schedules, instruments and certificates, to make all such payments or perform all such acts and things, and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions; and that all of the acts and doings of any of such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.




The Majority Shareholders                                     Number of Shares

Mark Schoppe                                                      146,307,660

 /s/     Mark Schoppe
-------------------

Dated:  April 22, 2003







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